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                                                                  EXHIBIT 10.101

              FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Fifth Amendment"), made as of 29th day of November, 1996, by and among PREFERRED EQUITIES CORPORATION, a Nevada Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Preferred"); and

      COLORADO LAND AND GRAZING CORP., a Colorado Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "CLGC")(Preferred and CLGC are hereinafter collectively referred to as the "Borrower" and any documents required to be executed by (or prepared for) the Borrower pursuant to this Agreement shall be executed by (or prepared for) each Borrower); and

      MEGO FINANCIAL CORP., a New York corporation having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Guarantor"); and

      DORFINCO CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island
02940-6687(hereinafter referred to as "Lender")

WITNESSETH:

      WHEREAS, On August 9, 1991, Preferred executed in favor of Lender a note evidencing a revolving line of credit loan (the "Loan") in the maximum principal sum of Five Million Dollars ($5,000,000.00) which note was amended by a First Amendment to Promissory Note dated June 30, 1993, which amendment, inter alia, increased the maximum amount of the Loan to Seven Million Five Hundred Thousand Dollars ($7,500,000.00) and by a Second Amendment to Promissory Note dated August 23, 1994 and by a Third Amendment to Promissory Note dated September 30, 1995 and by a Fourth Amendment to Promissory Note of even date herewith(collectively, "Note Amendment")(Said note, as amended, being hereinafter referred to as the "Note"); and

      WHEREAS, the above described Note evidences sums advanced or to be advanced pursuant to a Loan and Security Agreement dated July 31, 1991, which agreement was amended by a First Amendment dated January 8, 1992, and by Second Amendment to Loan and Security Agreement dated June 30, 1993 and by a Third Amendment to Loan and Security Agreement and Assumption Agreement dated August 23, 1994 which amendment inter alia, added CLGC as a Borrower and by a Fourth Amendment to Loan and Security Agreement dated September 30, 1995 (the Loan and Security Agreement, as so amended, being hereinafter referred to as the "Loan Agreement"); and



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      WHEREAS, Preferred and CLGC have requested that Lender modify the terms of the Loan, upon the terms and provisions hereinafter set forth, in order to amend the definition of Borrowing Base, to extend the Term and the Revolving Credit Period and to reduce the Interest Rate as well as certain other provisions.

      NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

I.    AMENDMENTS

      1. The date of this Fifth Amendment is referred to as the "Fifth Amendment Date."

      2. The parties mutually agree that Paragraph 1.1(e) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

      "1.1 (e) BORROWING BASE. An amount equal to, at any time the lesser of (a) $7,500,000; or (b) the sum of (i) 75% of the aggregate of the unpaid principal balances of Eligible Notes Receivable in respect of which at least one (1) scheduled monthly installment payment shall have been made;
      (ii) 80% of the aggregate of the unpaid principal balances of Eligible Notes Receivable in respect of which at least six (6) scheduled monthly installments shall have been made; and (iii) 85% of the aggregate of the unpaid principal balance of Eligible Notes Receivable in respect of which at least twelve (12) scheduled monthly payments shall have been made."

      3. The parties hereto mutually agree that Paragraph 1.1(u) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

            "1.1 (u) FINAL MATURITY DATE.  May 31, 2002."

      4. The parties mutually agree that Paragraph 1.1(aa) of the Loan Agreement is hereby amended by adding the following provision:

      "1.1(aa) INTEREST RATE. . . . Commencing as of the Fifth Amendment Date,
      the Interest Rate shall be a variable rate equal to the sum of the prime rate established by The Chase Manhattan Bank, N.A. adjusted monthly as of the first day of each month, plus two percent (2.0%) per annum, as more particularly described in the Note."

      5. The parties hereto mutually agree that Paragraph 1.1 (ss) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof, the following provision is inserted:



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

            "1.1 (ss) REVOLVING CREDIT PERIOD. The period from the Closing Date to April 30, 1998."

      6. The parties hereto mutually agree that Paragraph 1.1 (vv) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

            "1.1 (vv) TERM. The period commencing on the Closing Date and continuing until May 31, 2002. The Term includes both the Revolving Credit Period and the period during which no Advances are permitted."

      7. The parties hereto mutually agree that Paragraph 2.2 of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

            "2.2 NON-REVOLVING PERIOD. Notwithstanding anything contained herein to the contrary, no Advances of the Loan will be made after April 30, 1998."

II.   REAFFIRMATIONS

      1. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Loan Agreement. Borrower acknowledges and agrees that the Note, Loan Agreement, Custodial Agreement, Lockbox Agreement, Assignment, Environmental Indemnification Agreement and all other Loan Documents (as modified herein) shall remain in full force and effect, unimpaired by this Agreement and that they are valid, binding and enforceable documents, duly executed and delivered by Borrower, and that Borrower has no offsets or defenses to the enforcement of the terms and provisions contained therein.

      2. Borrower, and as applicable, the Guarantor, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants as updated hereunder made in the Loan Agreement (including as amended hereby), as if the same were made as of this date and with reference to the Loan Agreement as amended hereby. In addition, Borrower (and, as applicable, the Guarantor) represents and warrants as follows:

            a. This Fifth Amendment (and the Note Amendment) has been duly authorized by Borrower and is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of



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whether such enforceability is considered in a proceeding in equity or at law);
and, as applicable with respect to the Guarantor, this Fifth Amendment is the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            b. The execution, delivery and performance of this Fifth Amendment and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Collateral or the Subdivisions pursuant to, any provision of law, or any indenture, agreement or instrument to which Borrower or the Guarantor is a party or by which the Borrower or the Guarantor may be bound or affected except for liens in favor of Lender and the Deeds of Trust.

            c. There are no Defaults or Events of Default pursuant to the Loan Documents; Lender has fully performed its obligations under the Loan Documents which Lender is required to perform as of the date hereof, and neither Borrower nor the Guarantor has any defense, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

      3. Borrower and the Guarantor hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Loan Documents, and acknowledge that the Indebtedness, or with respect to the Guarantor, the guaranteed Obligations defined in the Guaranty, are the valid, legally binding and enforceable obligations of Borrower, and the Guarantor, respectively.

III.  CLOSING CONDITIONS AND ADDITIONAL TERMS

      1. The obligation of Lender to enter into this Fifth Amendment and, in addition to all of the other conditions precedent set forth in the Loan Agreement or the other Loan Documents, to fund any further Advance pursuant to the terms hereof, shall be subject to the satisfaction of each of the following conditions precedent by no later than the Expiration Date defined in the Fifth Amendment Commitment Letter (as defined below).

            a. Simultaneously with the execution hereof, Borrower shall pay to Lender any unpaid portion of the commitment fee referred to in Paragraph IV of the Commitment Letter from Lender to Preferred issued November 20, 1996 and accepted by Preferred on November 20, 1996 ("Fifth Amendment Commitment Letter").

            b. Borrower shall pay Lender Two Thousand Five Hundred Dollars ($2,500) toward attorney's fees and costs incurred by Lender in connection with the


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preparation of this Fifth Amendment and related documentation in accordance with the provisions of Paragraph VII of the Fifth Amendment Commitment Letter.

            c. Lender shall have received from Borrower the original executed Note Amendment, and a fully executed original or executed counterpart originals of this Fifth Amendment.

            d. Lender shall have received from Lionel Sawyer & Collins, counsel for the Borrower and Mego Financial Corp., a New York corporation ("Guarantor"), or other counsel reasonably acceptable to Lender, closing opinions in form and substance reasonably acceptable to Lender, dated as of the Fifth Amendment closing date.

            e. Except for information contained in certificates provided pursuant to Article III(1)(h) hereof, the representations and warranties contained in the Loan Agreement and in this Fifth Amendment, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with performed by Borrower (or Guarantor), shall have been fully complied with and performed to the satisfaction of Lender.

            f. Neither Borrower nor Guarantor shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of the Fifth Amendment Commitment Letter or the Loan Documents.

            g. No Default or Event of Default shall exist immediately prior to the closing hereof, or after giving effect to such closing, or immediately after the making of any Advance requested in connection with such closing.

            h. Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the Fifth Amendment closing date and signed by the president or other authorized officer of the Borrower, certifying that the conditions specified in this Fifth Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Loan Agreement.

            i. Borrower shall deliver to Lender, and Lender shall have approved, by no later than the Fifth Amendment Date:

                  i. A certificate of current good standing for the Borrower, together with copies of any amendments to the certificate of incorporation or bylaws of the Borrower since September 30, 1995, certified to be true, correct and complete by the Borrower, its secretary or assistant secretary, or the Nevada or Colorado Secretary of State, as applicable;

                  ii. Evidence satisfactory to Lender that all taxes and assessments, including without limitation, those specified in Section 4.1
      (q) of the Loan


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

      Agreement, owed by or for which Borrower is responsible for collection have been paid or will be paid prior to delinquency;

                  iii. A certificate of secretary or assistant secretary of Borrower certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Borrower to enter and execute this Fifth Amendment, the Note Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Fifth Amendment closing, and to consummate the transactions contemplated hereunder;

                  iv. A certificate of the secretary or assistant secretary of the Borrower certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of Borrower authorized to sign this Fifth Amendment, the Note Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                  v. A certificate of the secretary or assistant secretary of Guarantor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of the Guarantor to enter and execute this Fifth Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Fifth Amendment closing, and to consummate the transactions contemplated hereunder;

                  vi. A certificate of the secretary or assistant secretary of the Guarantor certifying the incumbency of, and verifying the authenticity of signatures of, the officers of the Guarantor authorized to sign this Fifth Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                  vii. To the extent any of the same have not previously been delivered to Lender, true, correct and complete copies of any amendments since the Closing Date, to any of the Lot Sale Documents (as defined in Section 4.1 [o] of the Loan Agreement), together with such copies of any Lot Sale Documents, or required governmental permits or licenses obtained, subsequent to the Closing Date and not previously delivered to Lender; and

                  viii. Such updated litigation and UCC searches as Lender may require.

            j. All actions taken in connection with the execution or delivery of this Fifth Amendment, all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance satisfactory to Lender and its counsel.



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            k. Borrower shall have paid all fees and expenses required to be paid prior to or at the closing pursuant to this Fifth Amendment.

IV.   GUARANTOR'S OBLIGATIONS

      1.    The Guarantor:

            a. has reviewed the Fifth Amendment Commitment Letter and this Fifth Amendment with counsel of its choice, and accepts and consents to the terms of this Fifth Amendment and the transactions provided for herein;

            b. acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

            c. ratifies and reaffirms the Guaranty, and all of the terms, provisions, agreements, conditions and undertakings contained in the Guaranty or any of the Loan Documents (as applicable to the Guarantor), all of which remain unmodified except as modified herein and in full force and effect;

            d. acknowledges and confirms its continuing obligations under the Guaranty and agrees to be bound by the terms thereof, and that it has been since July 31, 1991 and remains liable with respect to the guaranteed Obligations as defined and provided in the Guaranty;

            e. acknowledges and agrees that the guaranteed Obligations encompass and apply to all Advances, including Advances from and after the Fifth Amendment closing date, and to all Obligations, including Obligations arising pursuant to this Fifth Amendment;

            f. is fully aware of the financial and other conditions of the Borrower and the SPR Subdivision, and is executing and delivering this Fifth Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

            g. except for information contained in certificates provided pursuant to IV(1)(i) hereof reaffirms, restates and incorporates by this reference all of the representations, warranties and covenants made in the Guaranty as if the same were made as of this date;

            h. acknowledges that its agreements, consents and acknowledgments contained herein, and the provisions of the Guaranty (which are reaffirmed by Guarantor), are a material inducement to Lender to enter into this Fifth Amendment, and



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that, but for the Guaranty, and the Guarantor's agreements as set forth herein,
Lender would decline to enter into this Fifth Amendment; and

            i. shall deliver to Lender a certificate or certificates in form and substance satisfactory to it, dated as of the Fifth Amendment Closing Date and signed by the president or other authorized officer of the Guarantor, certifying that the conditions specified in this Fifth Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Guaranty.

V.    MISCELLANEOUS

            a. This Fifth Amendment is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Borrower may not transfer or assign any of its rights or obligations under this Fifth Amendment without the prior written consent of Lender. Guarantor is a party to this Fifth Amendment solely for the purposes of affirming its obligations in accordance with Article IV hereof.

            b. This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fifth Amendment shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Borrower, the Guarantor and Lender. This Fifth Amendment may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by the parties hereto.

            c. Section headings have been inserted in this Fifth Amendment as a matter of convenience of reference only; such headings are not part of this Fifth Amendment and shall not be used in the interpretation of this Fifth Amendment.

            d. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF BORROWER, THE GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS FIFTH AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OF OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF BORROWER, THE GUARANTOR AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN



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WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN
WAIVED UNLESS SUCH FAILURE TO CONSOLIDATE WOULD RESULT IN INABILITY TO ENFORCE A CLAIM. FURTHER, BORROWER AND THE GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER AND THE GUARANTOR ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

            e. This Agreement and all other Loan Documents shall be governed by the laws of the State of Nevada in all respects, including matters of construction, performance and enforcement, except to the extent that the procedural laws of the State of Colorado govern the enforcement of any remedy against Collateral or property located in the State of Colorado, and excluding principles governing conflicts of laws.

            f. Capitalized terms used herein which are not otherwise defined shall have the meaning ascribed in the Note and/or the Loan Agreement.

            g. Whenever possible, the terms of this Agreement and the terms of all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Fifth Amendment shall govern.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

ATTEST:                             BORROWER:
                                    PREFERRED EQUITIES CORPORATION

_____________________________       By:_________________________________

                                    COLORADO LAND AND GRAZING
                                    CORP.

_____________________________       By:_________________________________

                                    GUARANTOR:
                                    MEGO FINANCIAL CORP.


_____________________________       By:_________________________________

                                    LENDER:


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                                    DORFINCO CORPORATION

_____________________________       By:_________________________________


The address of the within named Lender is:
40 Westminster Street
P.O. Box 6687
Providence, Rhode Island 02940-6687

_____________________________
on behalf of Lender


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


                            CORPORATE ACKNOWLEDGMENT

STATE 0F ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    -----------------------------------
                                    Notary Public

My commission expires:



                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of COLORADO LAND AND GRAZING CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    -----------------------------------
                                    Notary Public

My commission expires:



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

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of MEGO FINANCIAL CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    -----------------------------------
                                    Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of DORFINCO CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    -----------------------------------
                                    Notary Public

My commission expires:




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

                       FOURTH AMENDMENT TO PROMISSORY NOTE

      THIS FOURTH AMENDMENT TO PROMISSORY NOTE ("Fourth Amendment"), made as November 29, 1996, by and among PREFERRED EQUITIES CORPORATION, a Nevada Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Preferred"), and

      COLORADO LAND AND GRAZING CORP., a Colorado Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "CLGC"), and

      DORFINCO CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island
02940-6687(hereinafter referred to as "Lender").

WITNESSETH:

      WHEREAS, On August 9, 1991, Preferred executed in favor of Lender a note evidencing a revolving line of credit loan (the "Loan") in the maximum principal sum of Five Million Dollars ($5,000,000.00) which note was amended by a First Amendment to Promissory Note dated June 30, 1993, which amendment, inter alia, increased the maximum amount of the Loan to Seven Million Five Hundred Thousand Dollars ($7,500,000.00) which note was further amended by a Second Amendment to Promissory Note dated August 23, 1994 and by a Third Amendment to Promissory Note dated September 30, 1995 (Said note, as amended, being hereinafter referred to as the "Note"); and

      WHEREAS, the above described Note evidences sums advanced or to be advanced pursuant to a Loan and Security Agreement dated July 31, 1991, which Agreement was amended by a First Amendment dated January 8, 1992, and by Second Amendment to Loan and Security Agreement dated June 30, 1993, and by a Third Amendment to Loan and Security Agreement and Assumption Agreement (the "Third Amendment") dated August 23, 1994, which amendment, inter alia, added CLGC as a Borrower and by a Fourth Amendment to Loan and Security Agreement dated September 30, 1995 (the "Fourth Amendment") and by a Fifth Amendment to Loan and Security Agreement of even date herewith (the "Fifth Amendment") (collectively, the Loan and Security Agreement, as amended, being hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Preferred and CLGC have requested that Lender modify the terms of the Loan, upon the terms and provisions hereinafter set forth, in order to extend the Term and the Revolving Credit Period and amend the Interest Rate as well as other certain provisions; and



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

      NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

      1.  The  foregoing  recitals  are  hereby   incorporated   herein  by
reference thereto.

      2. The parties mutually agree that Paragraph 2 of the Note is hereby amended to reflect a change in the Basic Interest Rate effective as of the Fifth Amendment Date (as defined in the Loan Agreement) from the rate of two and one-half percent (2.5%) above the Prime Rate to the rate of two percent (2.0%) above the Prime Rate.

      3. The parties hereto mutually agree that Paragraph 3(a) of the Note is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

               "(a) Monthly Interest Payments. Commencing on September 1, 1991 and continuing on the first (1st) day of each and every month thereafter through and including May 1, 2002, all interest accrued at the Basic Interest Rate shall be due and payable monthly in arrears."

      4. The parties hereto mutually agree that paragraph 3(c) of the Note is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

               "(c) Repayment on Maturity. On May 31, 2002, (THE "FINAL MATURITY DATE"), or on such earlier date as the Note becomes due and payable, whether by acceleration or otherwise, the entire outstanding principal balance hereof, together with accrued but unpaid interest thereon and all other sums owing to Holder hereunder or under the Loan Documents, shall be due and payable in full."

      5.    The  parties  hereto  mutually  agree that  paragraph  8 of the
Note is hereby amended to delete the words "Closing Date" and insert the words "Fifth Amendment Date."

      6. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Loan Agreement. Borrower acknowledges and agrees that the Note is a valid, binding and enforceable document, duly executed and delivered by Borrower, and that Borrower has no offsets or defenses to the enforcement of the terms and provisions contained therein.

      7. Simultaneously with the execution hereof, Lender shall make a notation on the original Note indicating the existence of this Fourth Amendment.

      8. The execution of this Fourth Amendment shall serve as additional evidence of the obligation of Borrower (as that term was modified by the Third Amendment to



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

include CLGC) or so much thereof as may then be outstanding, to repay the sum of Seven Million Five Hundred Thousand Dollars ($7,500,000.00), to Lender in accordance with the terms, covenants, provisions and conditions contained in the Note, as modified herein, which terms, covenants, provisions and conditions are incorporated herein by reference thereto.

      9. Except as specifically set forth herein, all terms and provisions set forth in the Note shall remain in full force and effect, unimpaired by this Fourth Amendment.

      10. This Fourth Amendment shall be governed by the laws of the State of Nevada in all respects, including matters of construction, performance and enforcement, excluding principles governing conflicts of laws.

      11. Capitalized terms used herein which are not otherwise defined shall have the meaning ascribed in the Note and/or the Loan Agreement.

      12. Wherever possible, the terms of this Fourth Amendment and the terms of all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Fourth Amendment shall govern.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

ATTEST:                       BORROWER:

                              PREFERRED EQUITIES CORPORATION

__________________________    By: ________________________________

Title: ___________________    Title: _____________________________


                              COLORADO LAND AND GRAZING CORP.

__________________________    By: ________________________________

Title: ___________________    Title: _____________________________


                              DORFINCO CORPORATION

__________________________    By: ________________________________

Title: ___________________    Title: _____________________________

                            CORPORATE ACKNOWLEDGMENT


STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )


      ON THIS, the _____ day of __________, 1996 before me, a Notary Public in and for the State and county aforesaid, the undersigned officer, personally appeared ____________________, who acknowledged himself to be the ____________________, of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -----------------------------------
                                  Notary Public

MY COMMISSION EXPIRES:

                            CORPORATE ACKNOWLEDGMENT


STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )


      ON THIS, the _____ day of __________, 1996 before me, a Notary Public in and for the State and county aforesaid, the undersigned officer, personally appeared ____________________, who acknowledged himself to be the ____________________, of COLORADO LAND AND GRAZING CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -----------------------------------
                                  Notary Public

MY COMMISSION EXPIRES:

                            CORPORATE ACKNOWLEDGMENT


STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )


      ON THIS, the _____ day of __________, 1996 before me, a Notary Public in and for the State and county aforesaid, the undersigned officer, personally appeared ____________________, who acknowledged himself to be the ____________________, of DORFINCO CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -----------------------------------
                                  Notary Public


MY COMMISSION EXPIRES:

                    REAFFIRMATION OF SUBORDINATION AGREEMENT

      1. This Reaffirmation of Subordination Agreement ("Reaffirmation") by the undersigned (the "Undersigned") is effective as of November 29, 1996. In order to induce Dorfinco Corporation, a Delaware corporation ("Dorfinco") to extend a loan to Preferred Equities Corporation ("PEC"), a Nevada corporation and Colorado Land and Grazing Corp. ("CLGC") (the "Loan"), evidenced by that certain Loan and Security Agreement dated as of July 31, 1991 (as amended from time to time, the "Loan Agreement"), the Undersigned executed and delivered to Dorfinco a certain Subordination Agreement of even date therewith.

      2. PEC, CLGC and Dorfinco now intend to modify the Loan, as evidenced by that certain Fifth Amendment to Loan and Security Agreement dated as of the date hereof (the "Modification").

      3. In order to induce Dorfinco to execute the Modification the Undersigned hereby agrees as follows:

                  a. All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement;

                  b. The Undersigned consent to the Modification and agrees that the Subordination Agreement shall remain in full force and effect as if the Loan Agreement referred to therein were the Loan Agreement as amended by the Modification; and

                  c. The Undersigned acknowledges and agrees that all references to the term "Debtor" contained in the Subordination Agreement shall continue to be deemed to refer to PEC and CLGC, and all references to the "PEC Indebtedness" shall include any present and future indebtedness from either PEC or CLGC to the Undersigned. All terms and provisions contained in the Subordination Agreement shall be equally applicable to any obligations of PEC and/or CLGC to the Undersigned.

                  d. Without limiting the generality of the foregoing, the
            Undersigned does hereby specifically agree that all sums owed by CLGC now or in the future to the Undersigned, and all security therefor, shall be and hereby is subordinated to the Indebtedness of PEC and CLGC to Dorfinco as referred to in Section 1.1(y) of the Loan Agreement. Said subordination shall be upon the same terms and conditions set forth in the Subordination Agreement, which terms and conditions are incorporated herein by reference thereto.

                  e. Except as disclosed on Exhibit A, the Undersigned's
            agreements, covenants, representations and warranties contained in the

            Subordination Agreement remain unmodified as of the date hereof, and are hereby ratified, approved and confirmed.

      IN WITNESS WHEREOF, the Undersigned have hereunto executed this instrument as of the ____ day of November, 1996.

                              MEGO FINANCIAL CORP.
                              a New York corporation

                              By:  _______________________________________

                              Its: _______________________________________




                            CORPORATE ACKNOWLEDGMENT



STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )

      ON THIS, the __________________ day of _______________, 1996 before me, a
Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _______________________________, who acknowledged himself to be the _________________________ of _______________ a
________________Corporation, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the names of the corporations by himself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      --------------------------------------
                                      Notary Public


MY COMMISSION EXPIRES:

                                   EXHIBIT "A"

               THE INDEBTEDNESS TO THE UNDERSIGNED FROM PREFERRED
         EQUITIES CORPORATION AS OF __________, 1996 WAS $____________.

             THE INDEBTEDNESS TO THE UNDERSIGNED FROM COLORADO LAND
       AND GRAZING CORP. AS OF ______________ , 1996 WAS $______________.

                 REAFFIRMATION OF SUBORDINATION AGREEMENT

      1. This Reaffirmation of Subordination Agreement ("Reaffirmation") by the undersigned (the "Undersigned") is effective as of November 29, 1996. In order to induce Dorfinco Corporation, a Delaware corporation ("Dorfinco") to extend a loan to Preferred Equities Corporation ("PEC"), a Nevada corporation and Colorado Land and Grazing Corp. ("CLGC") (the "Loan"), evidenced by that certain Loan and Security Agreement dated as of July 31, 1991 (as amended from time to time, the "Loan Agreement"), the Undersigned executed and delivered to Dorfinco a certain Subordination Agreement of even date therewith.

      2. PEC, CLGC and Dorfinco now intend to modify the Loan, as evidenced by that certain Fifth Amendment to Loan and Security Agreement dated as of the date hereof (the "Modification").

      3. In order to induce Dorfinco to execute the Modification the Undersigned hereby agrees as follows:

                  a. All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement;

                  b. The Undersigned consent to the Modification and agrees that the Subordination Agreement shall remain in full force and effect as if the Loan Agreement referred to therein were the Loan Agreement as amended by the Modification; and

                  c. The Undersigned acknowledges and agrees that all references to the term "Debtor" contained in the Subordination Agreement shall continue to be deemed to refer to PEC and CLGC, and all references to the "PEC Indebtedness" shall include any present and future indebtedness from either PEC or CLGC to the Undersigned. All terms and provisions contained in the Subordination Agreement shall be equally applicable to any obligations of PEC and/or CLGC to the Undersigned.

                  d. Without limiting the generality of the foregoing, the
            Undersigned does hereby specifically agree that all sums owed by CLGC now or in the future to the Undersigned, and all security therefor, shall be and hereby is subordinated to the Indebtedness of PEC and CLGC to Dorfinco as referred to in Section 1.1(y) of the Loan Agreement. Said subordination shall be upon the same terms and conditions set forth in the Subordination Agreement, which terms and conditions are incorporated herein by reference thereto.

                  e. Except as disclosed on Exhibit A, the Undersigned's
            agreements, covenants, representations and warranties contained in the Subordination Agreement remain unmodified as of the date hereof, and are hereby ratified, approved and confirmed.

      IN WITNESS WHEREOF, the Undersigned have hereunto executed this instrument as of the ____ day of November, 1996.

                              SOUTHERN COLORADO PROPERTIES, INC.
                              a Colorado corporation

                              By:  _____________________________________

                              Its: _____________________________________


                            CORPORATE ACKNOWLEDGMENT



STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )

      ON THIS, the __________________ day of _______________, 1996 before me, a
Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _______________________________, who acknowledged himself to be the ____________________ of _______________ a _________________
Corporation, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the names of the corporations by himself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      --------------------------------------
                                      Notary Public


MY COMMISSION EXPIRES:

                                   EXHIBIT "A"

           THE INDEBTEDNESS TO THE UNDERSIGNED FROM PREFERRED EQUITIES
              CORPORATION AS OF __________, 1996 WAS $___________.

             THE INDEBTEDNESS TO THE UNDERSIGNED FROM COLORADO LAND AND GRAZING CORP. AS OF ___________, 1996 WAS $ __________.

                    REAFFIRMATION OF SUBORDINATION AGREEMENT

      1. This Reaffirmation of Subordination Agreement ("Reaffirmation") by the undersigned (the "Undersigned") is effective as of November 29, 1996. In order to induce Dorfinco Corporation, a Delaware corporation ("Dorfinco") to extend a loan to Preferred Equities Corporation ("PEC"), a Nevada corporation and Colorado Land and Grazing Corp. ("CLGC") (the "Loan"), evidenced by that certain Loan and Security Agreement dated as of July 31, 1991 (as amended from time to time, the "Loan Agreement"), the Undersigned executed and delivered to Dorfinco a certain Subordination Agreement of even date therewith.

      2. PEC, CLGC and Dorfinco now intend to modify the Loan, as evidenced by that certain Fifth Amendment to Loan and Security Agreement dated as of the date hereof (the "Modification").

      3. In order to induce Dorfinco to execute the Modification the Undersigned hereby agrees as follows:

                  a. All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement;

                  b. The Undersigned consent to the Modification and agrees that the Subordination Agreement shall remain in full force and effect as if the Loan Agreement referred to therein were the Loan Agreement as amended by the Modification; and

                  c. The Undersigned acknowledges and agrees that all references to the term "Debtor" contained in the Subordination Agreement shall continue to be deemed to refer to PEC and CLGC, and all references to the "PEC Indebtedness" shall include any present and future indebtedness from either PEC or CLGC to the Undersigned. All terms and provisions contained in the Subordination Agreement shall be equally applicable to any obligations of PEC and/or CLGC to the Undersigned.

                  d. Without limiting the generality of the foregoing, the
            Undersigned does hereby specifically agree that all sums owed by CLGC now or in the future to the Undersigned, and all security therefor, shall be and hereby is subordinated to the Indebtedness of PEC and CLGC to Dorfinco as referred to in Section 1.1(y) of the Loan Agreement. Said subordination shall be upon the same terms and conditions set forth in the Subordination Agreement, which terms and conditions are incorporated herein by reference thereto.

                  e. Except as disclosed on Exhibit A, The Undersigned's
            agreements, covenants, representations and warranties contained in the

            Subordination Agreement remain unmodified as of the date hereof, and are hereby ratified, approved and confirmed.

      IN WITNESS WHEREOF, the Undersigned have hereunto executed this instrument as of the ____ day of November, 1996.

                              CALVADA SPRINGS CORPORATION,
                              a Nevada corporation


                              By:  _____________________________________

                              Its: _____________________________________


                            CORPORATE ACKNOWLEDGMENT



STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )

      ON THIS, the __________________ day of _______________, 1996 before me, a
Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _______________________________, who acknowledged himself to be the ____________________ of _______________ a _________________
Corporation, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the names of the corporations by himself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      --------------------------------------
                                      Notary Public


MY COMMISSION EXPIRES:

                                 EXHIBIT "A"

               THE INDEBTEDNESS TO THE UNDERSIGNED FROM PREFERRED
         EQUITIES CORPORATION AS OF ___________, 1996 WAS $____________.


             THE INDEBTEDNESS TO THE UNDERSIGNED FROM COLORADO LAND
          AND GRAZING CORP. AS OF __________, 1996 WAS $______________.

                 REAFFIRMATION OF SUBORDINATION AGREEMENT

      1. This Reaffirmation of Subordination Agreement ("Reaffirmation") by the undersigned (the "Undersigned") is effective as of November 29, 1996. In order to induce Dorfinco Corporation, a Delaware corporation ("Dorfinco") to extend a loan to Preferred Equities Corporation ("PEC"), a Nevada corporation and Colorado Land and Grazing Corp. ("CLGC") (the "Loan"), evidenced by that certain Loan and Security Agreement dated as of July 31, 1991 (as amended from time to time, the "Loan Agreement"), the Undersigned executed and delivered to Dorfinco a certain Subordination Agreement of even date therewith.

      2. PEC, CLGC and Dorfinco now intend to modify the Loan, as evidenced by that certain Fifth Amendment to Loan and Security Agreement dated as of the date hereof (the "Modification").

      3. In order to induce Dorfinco to execute the Modification the Undersigned hereby agrees as follows:

                  a. All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement;

                  b. The Undersigned consent to the Modification and agrees that the Subordination Agreement shall remain in full force and effect as if the Loan Agreement referred to therein were the Loan Agreement as amended by the Modification; and

                  c. The Undersigned acknowledges and agrees that all references to the term "Debtor" contained in the Subordination Agreement shall continue to be deemed to refer to PEC and CLGC, and all references to the "PEC Indebtedness" shall include any present and future indebtedness from either PEC or CLGC to the Undersigned. All terms and provisions contained in the Subordination Agreement shall be equally applicable to any obligations of PEC and/or CLGC to the Undersigned.

                  d. Without limiting the generality of the foregoing, the
            Undersigned does hereby specifically agree that all sums owed by CLGC now or in the future to the Undersigned, and all security therefor, shall be and hereby is subordinated to the Indebtedness of PEC and CLGC to Dorfinco as referred to in Section 1.1(y) of the Loan Agreement. Said subordination shall be upon the same terms and conditions set forth in the Subordination Agreement, which terms and conditions are incorporated herein by reference thereto.

                  e. Except as disclosed on Exhibit "A", the Undersigned's
            agreements, covenants, representations and warranties contained in the

            Subordination Agreement remain unmodified as of the date hereof, and are hereby ratified, approved and confirmed.

      IN WITNESS WHEREOF, the Undersigned have hereunto executed this instrument as of the ____ day of November, 1996.


                              COLORADO LAND AND GRAZING CORP.
                              a Colorado corporation

                              By:  _____________________________________

                              Its: _____________________________________


                            CORPORATE ACKNOWLEDGMENT



STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )

      ON THIS, the __________________ day of _______________, 1996 before me, a
Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _______________________________, who acknowledged himself to be the ____________________ of _______________ a _________________
Corporation, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the names of the corporations by himself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      --------------------------------------
                                      Notary Public


MY COMMISSION EXPIRES:

                                   EXHIBIT "A"

               THE INDEBTEDNESS TO THE UNDERSIGNED FROM PREFERRED
      EQUITIES CORPORATION AS OF ____________, 1996 WAS $_________________.